UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2011

ANIMAL HEALTH INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33273	71-0982698
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7 Village Circle, Suite 200

Westlake, Texas 76262

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code:

(817) 859-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On April 26, 2011, Animal Health International, Inc. (the “Company”) issued a press release announcing that the waiting period has expired under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the previously announced definitive merger agreement among the Company, Lextron, Inc. and Buffalo Acquisition, Inc., a wholly owned subsidiary of Lextron, Inc.  A copy of this press release is attached as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated April 26, 2011.

Additional Information about the Merger and Where to Find It

In connection with the merger, Animal Health International, Inc. (“AHII”) has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) and intends to file a definitive proxy statement with the SEC and mail it to its stockholders.  Investors and security holders of AHII are urged to read the proxy statement and the other relevant material when they become available because they will contain important information about AHII, Lextron, the proposed merger, and related matters.  STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER.  The proxy statement and other relevant materials (when available), and any and all documents filed by AHII with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by AHII by directing a written request to Animal Health International, Inc., 7 Village Circle, Ste 200, Westlake, Texas 76262, Attention: General Counsel and Secretary.

This announcement is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of AHII.  AHII, its executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of AHII in connection with the proposed merger. Information about those executive officers and directors of AHII and their ownership of AHII common stock is set forth in the proxy statement for AHII’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on October 27, 2010, and is supplemented by other public filings made, and to be made, with the SEC.  More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed merger.

Safe Harbor and Forward Looking Statements

Certain items in this report may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. AHII can give no assurance that expectations will be attained. Important factors that could cause actual results to differ materially from those presently expected include: the uncertainty of shareholder and regulatory approvals; the parties’ ability to satisfy the merger agreement conditions and consummate the transaction; factors and risks previously and from time to time detailed in AHII’s filings with the Securities and Exchange Commission, including the 2010 Annual Report on Form 10-K, which was filed on September 10, 2010. Such forward-looking statements speak only as of the date of this press release. AHII expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in AHII’s expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

ANIMAL HEALTH INTERNATIONAL, INC.

	By:	/s/ Damian Olthoff

		Name:	Damian Olthoff
		Title:	General Counsel and Secretary

April 26, 2011

EXHIBIT INDEX

99.1	Press Release, dated April 26, 2011.